UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10415

Lazard Alternative Strategies Fund, L.L.C.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

                New York, NY 10112

(Address of principal executive offices) (Zip code)

Mr. Brian Simon

30 Rockefeller Plaza

        New York, NY 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-632-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lazard Alternative Strategies Fund, LLC

(a Delaware Limited Liability Company)

Financial Statements

As of and for the Year Ended March 31, 2012

And Report of Independent Registered

Public Accounting Firm

Lazard Alternative Strategies Fund, LLC

(a Delaware Limited Liability Company)

May 2012

Dear Investor,

Lazard Alternative Strategies Fund, LLC (the “Company”) posted a -3.5% return over the twelve month period ended March 31, 2012. Since inception on September 1, 2001, the Company has posted annualized return of 4.7%, net of all fees. In addition, since inception, the Company’s 4.0% volatility is within its targeted volatility range of 3% to 5%.

	April 1, 2011 to March 31, 2012	Annualized since September 1, 2001
	Rate of Return	Rate of Return
Lazard Alternative Strategies Fund, LLC[1]	-3.5%	4.7%

Investment by Strategy2

For the one-year period ended March 31, 2012, domestic equity markets were almost all positive but international markets fell. The S&P 500, Dow Jones and Nasdaq composite were up 6.2%, 7.2% and 11.1%, respectively. The Russell 2000 defied the trend, falling -1.6% over the period. European markets were down across the board with the FTSE, DAX and CAC 40 returning -2.4%, -1.3% and -14.2%, respectively. Asian markets were generally negative with the MSCI Asia index declining 5.9%. Emerging markets were hurt the most with the MSCI Emerging Markets Index down -11.0%. BRIC countries contributed most of the losses with Brazil, Russia, India, and China falling between -5% and -23%.

Monetary stimulus did little to drive commodity prices up over the twelve month period. Commodities did an about face with a spectacular dive from the prior year. Soft commodities such as cotton, coffee, cocoa and wheat all fell more than -10%. Metals continued the negative trend with aluminum, copper, lead, nickel and palladium falling between -10% and -30%. Gold defied the movement, rising more than 16%.

The U.S. Treasury yield curve fell across all points. The yields farthest out on the curve fell the most, ranging from -123 bps to -117 bps between 5 year and 30 year yields.

[1]

Returns are final and are reported net of fees, including any Incentive Allocation. Total return is calculated for the members as a whole. An individual member’s return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Past performance is not a reliable indicator of future results.

[2]	As of March 31, 2012. Allocations are subject to change.

The US Dollar was mixed against key currencies: roughly flat against the British Pound and Japanese Yen but depreciating against the Euro by 5.8%. The greenback appreciated against most emerging market currencies: by more than 8% against the Argentine Peso, Indian Rupee, Brazilian Real, South African Rand, and the Turkish Lire.

We have not changed our view of the environment or our approach to managing the Company. The opportunities in security selection look robust, particularly with early signs of falling correlation and rising differentiation with markets responding to security-specific fundamentals. There continues to be significant dislocation in the pricing of structural complexity across certain asset types, particularly in cross-border special situations.

We believe the Company remains balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. We continue to identify and process new ideas through our diligence pipeline. We believe that we have made progress implementing a portfolio balanced between protecting against extreme outcomes and generating returns driven primarily by manager skill and, in the near term, we intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt	Christian Frei	Chris Heasman
Director	Director	Director
Lazard Asset Management LLC	Lazard Asset Management LLC	Lazard Asset Management LLC
Lazard Alternatives, LLC	Lazard Alternatives, LLC	Lazard Alternatives, LLC

This commentary is for information purposes only and does not constitute an offer to sell any interests of the Company. Offers of interests of the Company will be made solely by means of a Confidential Memorandum.

The performance data of the indices and other market data have been prepared from sources and data that Lazard Alternatives, LLC (“the Investment Adviser”) believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Adviser and the allocations to underlying funds in which the Company invests, (the “Portfolio Funds”), strategies and styles described in this report are as of March 31, 2012. These views and other information, including allocations, may have changed subsequent to this date. All capitalized but undefined terms will have the meanings ascribed to them in the accompanying Notes to Financial Statements.

An investment in any alternative investment is speculative, involves a high degree of risk, and may lose value. Privately offered investment vehicles are unregistered private investment funds or pools that invest and trade in many different markets, strategies, and instruments. Such funds generally are not subject to regulatory restrictions or oversight. Opportunities for redemptions and transferability of interests in these funds are restricted. The fees imposed, including management and incentive fees/allocations and expenses, may offset trading profits. Investors should not invest in the Company unless they are prepared to lose all or a substantial portion of their investment. The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and other matters discussed herein.

The performance of the Company is largely dependent on the talents and efforts of certain individuals. There can be no assurance that these investment professionals will continue to be associated with Lazard Asset Management LLC (“LAM”) or Lazard Alternatives, LLC and the failure to retain such investment professionals could have an adverse effect on the Company.

The Company is subject to a number of actual and potential conflicts of interest involving the Investment Adviser and its affiliates, including LAM (“Affiliates”). The Investment Adviser and its Affiliates provide investment management services to other investors whose investment objectives may be similar to, or different from, the investment objective of the Company. The Managers, members, officers and employees of the Company, the Investment Adviser and its Affiliates may buy and sell securities for their own account or for the account of others. The Investment Adviser or an Affiliate may receive an Incentive Allocation and such a compensation arrangement may create an incentive to make investments that are riskier or more speculative than would be the case if such an arrangement were not in effect.

The Portfolio Funds selected by the portfolio management team may invest in securities of non-U.S. companies and which trade on non-U.S. exchanges. These investments are denominated or traded in currencies other than U.S. dollars and involve certain considerations not typically associated with investments in U.S. issuers or securities denominated or traded in U.S. dollars. There may be less publicly available information about issuers in non-U.S. countries that may not be subject to uniform accounting, auditing and financial reporting standards and other disclosure requirements comparable to those applicable to U.S. issuers.

The Portfolio Funds selected by the portfolio management team will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques (including but not limited to, arbitrage investing, investing in distressed and convertible securities, short selling and utilizing leverage) with significant risk characteristics. The Portfolio Funds invest wholly independently of one another and may at times hold economically offsetting positions or cause the Company to be concentrated. Investment management fees and the Incentive Allocation are charged to the Company or members by both the Investment Manager or an Affiliate as well as the managers of the Portfolio Funds.

© 2012 Lazard Asset Management LLC

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984
USA

Tel: +1 215 246 2300
Fax: +1 215 569 2441
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Lazard Alternative Strategies Fund, LLC:

We have audited the accompanying statement of assets, liabilities, and members’ capital – net assets of Lazard Alternative Strategies Fund, LLC (a Delaware Limited Liability Company) (the “Company”), including the schedule of investments, as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital – net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2012, by correspondence with underlying fund advisers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies Fund, LLC as of March 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its members’ capital – net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $91,877,591 (87.58% of total assets) as of March 31, 2012, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 30, 2012

Member of
Deloitte Touche Tohmatsu Limited

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at March 31, 2012

	Cost	Percentage of Members’ Capital	Fair Value
Investments in Portfolio Funds (95.69%) #
Event Driven (13.99%)
Greywolf Capital Partners II L.P.	$2,100,000	2.38%	$2,289,168
Hudson Bay Fund L.P.	3,400,000	3.83%	3,673,622
Litespeed Partners, L.P.	1,900,000	5.35%	5,136,341
Numen Credit Opportunities Fund Inc.	2,300,000	2.36%	2,271,312
Spinnaker Capital Pacnet Holdings**	89,868	0.07%	66,664

	9,789,868		13,437,107

Long/Short (19.97%)
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.**	223,509	0.50%	480,791
Bramshott Europe Fund, PLC	2,666,744	2.64%	2,531,095
Harvey SMidCap Fund, L.P.	2,400,000	2.43%	2,334,969
Lakewood Capital Partners, L.P.	3,300,000	4.11%	3,943,875
Occitan Master Fund L.P.	3,100,000	2.92%	2,802,116
Permian Fund, L.P.	3,100,000	3.97%	3,812,480
Whitney Japan Partners, L.P.	3,400,000	3.40%	3,267,409

	18,190,253		19,172,735

Relative Value (41.32%)
Blue Mountain Credit Alternatives Fund L.P.**	2,929,991	4.68%	4,490,353
CRC Credit Fund, Ltd.**	2,204,533	6.80%	6,529,121
GCA Credit Opportunities Fund LLC	3,500,000	3.95%	3,788,184
Pelagus Capital Fund, L.P.	2,300,000	2.70%	2,596,578
Pine River Fixed Income L.P.	2,500,000	5.72%	5,496,082
QFR Victoria Fund, Ltd.	1,351,469	6.76%	6,487,151
Revelation Special Situations Onshore Fund Ltd.	3,750,000	4.30%	4,133,843
Victoria SPV**	2,389	0.02%	16,484
WAF Fund, L.P.**	3,100,000	6.39%	6,137,231

	21,638,382		39,675,027

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at March 31, 2012 (concluded)

	Cost	Percentage of Members’ Capital	Fair Value
Investments in Portfolio Funds (95.69%)# (concluded)
Tactical Trading (20.41%)
CCP Quantitative Fund L.P.	$3,200,000	3.52%	$3,374,918
Diamondback Partners, L.P.*	1,119,202	4.69%	4,500,305
Keynes Leveraged Quantitative Strategies Fund Limited	2,200,000	2.22%	2,128,861
Kohinoor Core Fund	2,100,000	1.79%	1,722,994
Rubicon Global Partners, L.P.	3,000,000	5.43%	5,216,780
The Blenheim Fund, LLC	300,000	2.76%	2,648,864

	11,919,202		19,592,722

Total Investments in Portfolio Funds	$61,537,705		91,877,591

Other Assets, Less Liabilities (4.31%)			4,134,979

Members’ Capital - Net Assets (100.00%)			$96,012,570

#	Non-income producing security.
*	Fair valued by Investment Adviser.
**	Portfolio Fund has suspended redemptions, gate provisions, or represents a similarly restricted investment.

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital - Net Assets

March 31, 2012
Assets
Investments in Portfolio Funds, at fair value (cost $61,537,705)	$91,877,591
Cash	3,492,272
Redemptions receivable from Portfolio Funds	9,540,494

Total assets	104,910,357

Liabilities
Redemptions payable from contributing members’ accounts	8,373,670
Redemption payable from Special Member account	581
Management fee payable	252,870
Professional fees payable	173,166
Board of Managers’ fees payable	43,750
Other accrued expenses	53,750

Total liabilities	8,897,787

Net Assets	$96,012,570

Members’ Capital - Net Assets
Represented by:
Capital contributions (net)	$44,045,374
Accumulated net investment loss	(15,931,819)
Accumulated net realized gains	37,559,129
Accumulated net unrealized appreciation on investments	30,339,886

Members’ Capital - Net Assets	$96,012,570

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations

For the Year Ended March 31, 2012
Expenses
Management fee	$1,088,226
Professional fees	241,625
Accounting and administration fees	161,759
Board of Managers’ fees	140,000
Custodian fees	3,967
Miscellaneous	94,858

Total expenses	1,730,435

Net investment loss	(1,730,435)

Net realized and unrealized gain/loss on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	3,185,080
Net change in unrealized appreciation on investments in Portfolio Funds	(5,977,173)

Net realized and unrealized gain/loss on investments in Portfolio Funds	(2,792,093)

Net decrease in members’ capital resulting from operations	$(4,522,528)

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(a Delaware Limited Liability Company)

Statements of Changes in Members’ Capital - Net Assets

For the Years Ended March 31, 2011 and March 31, 2012

	Contributing Members	Special Member	Total
Members’ Capital - Net Assets at March 31, 2010	$115,500,381	$47,195	$115,547,576

Capital contributions	11,057,389	—	11,057,389
Capital redemptions	(20,752,240)	(511,975)	(21,264,215)
Net investment loss	(1,796,304)	—	(1,796,304)
Net realized gain from investments in Portfolio Funds	8,014,153	—	8,014,153
Net change in unrealized appreciation on investments in Portfolio Funds	1,814,167	—	1,814,167
Actual Incentive Allocation from January 1, 2010 to December 31, 2010	(499,124)	499,124	—
Reverse accrued Incentive Allocation from January 1, 2010 to March 31, 2010	47,195	(47,195)	—
Accrued Incentive Allocation from January 1, 2011 to March 31, 2011	(324,836)	324,836	—

Members’ Capital - Net Assets at March 31, 2011 (Including accumulated net investment loss of $14,201,384)	$113,060,781	$311,985	$113,372,766

Capital contributions	7,812,417	—	7,812,417
Capital redemptions	(20,646,273)	(3,812)	(20,650,085)
Net investment loss	(1,730,435)	—	(1,730,435)
Net realized gain from investments in Portfolio Funds	3,185,080	—	3,185,080
Net change in unrealized appreciation on investments in Portfolio Funds	(5,977,173)	—	(5,977,173)
Actual Incentive Allocation from January 1, 2011 to December 31, 2011	(16,111)	16,111	—
Reverse accrued Incentive Allocation from January 1, 2011 to March 31, 2011	324,836	(324,836)	—
Accrued Incentive Allocation from January 1, 2012 to March 31, 2012	(5,691)	5,691	—

Members’ Capital - Net Assets at March 31, 2012 (Including accumulated net investment loss of $15,931,819)	$96,007,431	$5,139	$96,012,570

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended March 31, 2012
Cash flows from operating activities:
Net decrease in members’ capital resulting from operations	$(4,522,528)
Adjustments to reconcile net decrease in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of Portfolio Funds, net of change in subscriptions paid in advance	(20,266,744)
Proceeds from redemptions of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	31,866,632
Net realized gain from investments in Portfolio Funds	(3,185,080)
Net change in unrealized appreciation on investments in Portfolio Funds	5,977,173
Decrease in management fee payable	(29,828)
Increase in professional fees payable	5,106
Increase in Board of Managers’ fees payable	15,000
Increase in other accrued expenses	7,604

Net cash provided by operating activities	9,867,335

Cash flows from financing activities:
Capital contributions	6,412,417
Capital redemptions	(17,279,459)

Net cash used in financing activities	(10,867,042)

Net decrease in cash	(999,707)
Cash at beginning of year	4,491,979

Cash at end of year	$3,492,272

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012

1.	Organization

Lazard Alternative Strategies Fund, LLC (the “Company”) was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the “Portfolio Managers”) or the Portfolio Funds they operate. The Company primarily invests in Portfolio Funds which are unregistered funds.

Lazard Alternatives, LLC, a subsidiary of LAM, a Delaware limited liability company, serves as the Company’s investment adviser and manager (herein referred to as the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory agreement under which it directs the Company’s investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternatives is responsible for the day-to-day management of the Company. Lazard Alternative Strategies Holdings, LLC (the “Special Member”), an affiliate of the Investment Adviser, holds a non-voting special member interest (the “Special Member Account”) in the Company for the purpose of receiving the incentive allocation. Responsibility for the oversight of the Company’s business and affairs is vested in the individuals who serve as the members of the Board of Managers of the Company (the “Board”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Net Asset Valuation

The net asset value of the Company is determined as of the close of business on the last business day of each month. The Company values interests in Portfolio Funds, valued at $91,877,591 (87.58% of total assets) as of March 31, 2012, at fair value in accordance with procedures established by the Board, which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

If the Investment Adviser determines that the most recent value reported by the Portfolio Fund does not represent fair value or if the Portfolio Fund fails to report a value to the Company, a fair value determination is made under procedures established by and under the general supervision of the Board. As of March 31, 2012, a Portfolio Fund, which represented approximately 4.65% of members’ capital and was fair valued at $4,500,305, had assets maintained by certain Lehman Brothers, Inc. entities (“Lehman”), or had engaged in certain transactions with such Lehman entities. As a result of bankruptcy, administration or similar proceedings being commenced by Lehman, this Portfolio Fund may not be able to recover all or any portion of those assets with respect to those transactions. As a result, the Portfolio Fund has, in its judgment, made corresponding adjustments to its valuations to take this into account. In addition, the Investment Adviser has adjusted the fair value of one particular Portfolio Fund, in accordance with the Company’s valuation procedures, based on information provided by the Portfolio Fund or obtained from sources that the Investment Adviser believes to be reliable. These adjustments have been reflected in the Company’s financial statements. Because of the inherent uncertainty in valuation of the interests in Portfolio Funds, the estimated values may differ from the values that would have been used had a readily available market for interests in the Portfolio Funds existed, and the differences could be material.

Fair Value Measurement: In accordance with GAAP, the Company applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques used to develop the measurements of fair value, and a discussion of related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Company does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds with the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date).

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Company classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfer out of Level 2 into Level 3 noted in the reconciliation table below is due to a Portfolio Fund instituting gate provisions.

The following tables summarize the valuation of the Company’s investments and the fair value hierarchy levels as of March 31, 2012:

Description	Total Fair Value at March 31, 2012	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$13,437,107	$—	$13,370,443	$66,664
Long/Short	19,172,735	—	18,691,944	480,791
Relative Value	39,675,027	—	22,501,838	17,173,189
Tactical Trading	19,592,722	—	15,092,417	4,500,305

Total Investments in Portfolio Funds	$91,877,591	$—	$69,656,642	$22,220,949

The changes in investments measured at fair value for which the Company used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2011	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers in and/or (out) of Level 3	Balance as of March 31, 2012
Event Driven	$5,752,116	$1,575,367	$(1,966,067)	$—	$(1,621,130)	$(3,673,622)	$66,664
Long/Short	373,602	—	107,189	—	—		480,791
Relative Value	12,973,329	611,925	(29,126)	—	(2,520,170)	6,137,231	17,173,189
Tactical Trading	4,693,890	(1,505,860)	1,366,369	—	(54,094)		4,500,305

Total	$23,792,937	$681,432	$(521,635)	$—	$(4,195,394)	$2,463,609	$22,220,949

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2012 is $529,119 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of March 31, 2012. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of March 31, 2012. From 2009 through the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

The investments in side pockets were entered into at various times since inception of the Company. One investment in a side pocket through an investment in a Portfolio Fund, representing 0.02% of members’ capital, was entered into in 2009. A second investment in a side pocket through an investment in a Portfolio Fund, representing 0.50% of members’ capital, was entered into in 2010.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 45 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.07% of members’ capital, has suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. One Portfolio Fund in this strategy, representing approximately 0.50% of members’ capital, is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 45 to 90 day notice period. Three Portfolio Funds in this strategy, representing 17.87% of members’ capital, are subject to gate provisions. For one Portfolio Fund in this strategy, representing 0.02% of members’ capital, the Company is invested in a side-pocket that is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary portfolio managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 120 day notice period. The Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

b.	Investment Income and Expense

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

c.	Gains and Losses

A partial sale of a Portfolio Fund will first reduce the cost basis of the Portfolio Fund. Once the cost basis is depleted, a gain will be realized on any proceeds received in excess of the cost basis. If a cost basis remains after all the proceeds have been received, a loss will be realized in the amount of the remaining cost basis.

d.	Company Expenses

The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Company will also bear the management fee paid to the Investment Adviser. Expenses are recorded on the accrual basis.

e.	Income Taxes

As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of the Company’s taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. The Company may be subject to withholding taxes on certain dividends. The Company’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed. The Company is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2008 through December 31, 2011.

The Company follows the authoritative guidance for uncertainty in income taxes included in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 740, Income Taxes. This guidance requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Company recording a tax liability that would reduce members’ capital.

The Company reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Company has determined the major tax jurisdictions where the Company is organized and where the Company makes investments; however, no reserves for uncertain tax positions were required for any of the Company’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Company recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2012, no such amounts were recognized.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

f.	Cash

At March 31, 2012, $3,492,272 was held in a non-interest bearing account at The Bank of New York Mellon.

g.	Estimates

The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting year. Actual results could differ from these estimates.

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions

Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing investor communications, maintaining and preserving certain records of the Company, assisting in the preparation of filings with state and federal regulators, monitoring compliance with regulatory requirements and reviewing and arranging for payment of the Company’s expenses. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company’s net assets. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company’s assets and selecting Portfolio Funds.

Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with the members’ respective investment percentages for the allocation period.

Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an “Incentive Allocation”) will be debited from the contributing member’s capital account (including the Investment Adviser’s capital account) and credited to the Special Member

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions (continued)

Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the contributing member’s capital account balance during such calendar year, or such lesser period corresponding to such contributing member’s investment, attributable to the net profits credited to the contributing member’s capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). At December 31, 2011, there was an Incentive Allocation of $16,111 and the accrued Incentive Allocation for the three months ended March 31, 2011 of $324,836 was reversed. The accrued Incentive Allocation for the three months ended March 31, 2012 was $5,691.

Each member of the Board (“Manager”) who is not an “interested person”, (as defined by the 1940 Act) of the Company, (“Independent Managers”), receives an annual retainer of $15,000 plus a fee for each meeting attended. As of March 31, 2012, one Manager is an “interested person” of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At March 31, 2012, related parties of the Investment Adviser and/or the Special Member held contributing member interests of $25,851,472, which is equal to approximately 27% of total members’ capital.

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2012 amounted to $22,266,744 and $29,499,042, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company for the year ending March 31, 2012.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Company to redeem from such Portfolio Funds. As of March 31, 2012, certain Portfolio Funds with a fair value of $17,156,705 (18.67% of total investments in Portfolio Funds) had gate provisions, and certain Portfolio Funds with a fair value of $66,664 (0.07% of total investments in Portfolio Funds) had suspended redemptions. As of March 31, 2012, certain Portfolio Funds, with a fair value of $497,275 (0.54% of total investments in Portfolio Funds), were invested in side pockets and are not currently redeemable.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

5.	Risk Factors

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company’s and its members’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund would fluctuate. As of March 31, 2012, approximately 0.54% of the investments in Portfolio Funds by the Company were invested in side pockets.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Company’s members’ capital at March 31, 2012.

Litespeed Partners, L.P. seeks to achieve attractive risk-adjusted returns. Litespeed Partners, L.P. allows for redemptions as of the last business day of any calendar quarter, upon 45 days notice.

CRC Credit Fund, Ltd. seeks to generate superior returns by investing primarily in asset-backed securities and other collaterized debt obligations and structured credits. CRC Credit Fund, Ltd. allows for redemptions as of the last business day of any calendar quarter, upon 120 days notice; however, the fund has currently imposed a gate provision.

Pine River Fixed Income Fund L.P. (formerly Nisswa Fixed Income Fund L.P.) seeks to generate superior risk-adjusted returns that are not correlated to the general equity or debt markets. Pine River Fixed Income Fund L.P. allows redemptions on the last business day of each calendar quarter, upon 45 days notice.

QFR Victoria Fund, Ltd. seeks to achieve long term capital appreciation by taking advantage of investment opportunities in non-G7 (emerging market) countries. QFR Victoria Fund, Ltd. allows redemptions as of the close of business on the last business day of any fiscal quarter, upon 45 days notice.

WAF Fund, L.P. seeks capital appreciation through hedged investments in mortgage-backed securities, related fixed income securities, derivatives and other investments. WAF Fund, L.P. allows redemptions as of the last business day of each month, upon 45 days notice.

Rubicon Global Partners, L.P. seeks to achieve superior returns by investing in global fixed income, currency, commodity and equity markets, and their related derivatives. Rubicon Global Partners, L.P. allows redemptions as of the last business day of each month, upon 30 days notice.

The Company is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Company’s portfolio in order to determine whether the Company’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Company as of March 31, 2012.

7.	Repurchase of Company Interests

The Board may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board that the Company offer to repurchase interests from members four times each year, effective as of March 31st, June 30th, September 30th, and December 31st of each year.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

8.	Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company’s experience, the risk of loss from such claims is considered remote.

9.	Financial Highlights Information

	Years Ended March 31,
	2012	2011	2010	2009	2008
Total return before Incentive Allocation*	(3.80%)	7.29%	10.83%	(7.82%)	4.02%

Incentive Allocation	0.28%	(0.65%)	(0.11%)	0.00%	(0.64%)

Total net return after Incentive Allocation *	(3.52%)	6.64%	10.72%	(7.82%)	3.38%

Members’ capital, end of year (000)	$96,013	$113,373	$115,548	$107,035	$126,888

Portfolio Turnover	20%	31%	25%	21%	28%
Net investment loss	(1.60%)	(1.55%)	(1.52%)	(1.41%)	(1.27%)
Operating expenses, before Incentive Allocation	1.60%	1.55%	1.52%	1.44%	1.44%
Incentive Allocation	0.28%	0.67%	0.11%	0.00%	0.63%

Operating expenses and Incentive Allocation	1.32%	2.22%	1.63%	1.44%	2.07%

*	Total return is calculated for the contributing members as a whole. An individual member’s return may vary from these returns based on the timing of capital contributions.

10.	Recently Issued Accounting Standards

In May 2011, FASB issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation process in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact of the Company’s financial statements.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

11.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the financial statements were available to be issued, and has determined that there were no additional events that required disclosure other than additional capital contributions of $297,500 that were recorded through May 1, 2012.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Other (unaudited)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Non-Interested Managers:

Kenneth S. Davidson (67)(3)	Manager (May 2006)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (49)	Manager (February 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Leon M. Pollack (71)	Manager (August 2001)	Private Investor

Richard Reiss, Jr. (68)	Manager (March 2002)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (64)	Manager (August 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)
Interested Manager(4):

John R. Reinsberg (55)	Manager (September 2009)	Deputy Chairman of LAM
Officers who are not Managers:

Jagatnarine Churaman (39)	Chief Financial Officer (August 2003)	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Other (unaudited)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Nathan A. Paul (39)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of LAM

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer (since January 2009) of LAM and the Company

(1)	The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Manager was elected to the Board in September 2009. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies, managed by LAM (collectively, the “Lazard Funds,” in total comprised of 30 investment portfolios) as well as Trustees of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company, managed by the Investment Manager. Each Manager serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his successor is elected and qualifies or until his earlier resignation or removal.

(3)	It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Company, and thus an “interested person” (as defined in the 1940 Act) of the Company. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the 1940 Act) of the Company. Mr. Davidson participates in Company Board meetings as if his status were that of an “interested person” (as defined in the 1940 Act).
(4)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Company by virtue of his affiliation with the Investment Adviser.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	The registrant amended its Code during the period covered by this report. These amendments consisted of the following: (1) expanding the list of persons against whom each Covered Officer (as defined in the Code) must not retaliate to include “any other Covered Officer or any employee or Covered Officer of the Fund or its affiliated persons;” (2) changing the person to which each Covered Officer must report in the event of violations of the Code from the General Counsel of the Adviser (as defined in the Code) to the registrant’s Chief Legal Officer (currently, this position is occupied by the same person); (3) removing the following provision from the Code: “The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation;” (4) modifying the provision for amending the Code, although such amendment must still be approved or ratified by the registrant’s Board, including a majority of the independent Board members; (5) expanding exceptions to the confidentiality provision to include counsel to the Adviser; and (6) certain other stylistic and non-substantive changes.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code required to be disclosed herein.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managers has determined that Robert Solmson and Nancy Eckl are qualified to serve as audit committee financial experts serving on its audit committee and that Mr. Solmson and Ms. Eckl are each “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $39,000 for 2011 and $41,000 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $84,500 for 2011 and $84,500 for 2012.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $297,100 for 2011 and $468,819 for 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Lazard Alternatives, LLC (the “Adviser”) provides investment advisory services to private investment funds and a registered investment funds whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, “Lazard”). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the “Procedures”) to ensure that it exercises its authority in an appropriate manner, consistent with clients’ best interests. The Portfolio Management Team of Lazard responsible for Lazard’s fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as “routine” or “non routine.” Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote “for” routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote “against” proposals that negatively affect the rights or interests of investors in a Fund.

At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients’ best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard’s own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard’s General Counsel.

A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The registrant’s portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant’s portfolio.

Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard. Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management’s Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management’s Hedge Fund Group and led the portfolio management effort for the Group’s Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania’s Wharton School, and a B.A. from Princeton University.

Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management’s Hedge Fund Group’s Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Registered Investment Companies*		Other Pooled Investment Vehicles*#		Other Accounts	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance*
Christian Frei	2 (131.6 M	)	6 (606.5 M	)	0	738.1M	3	164.4M
Christopher Boyatt	2 (131.6 M	)	6 (606.5 M	)	0	738.1M	3	164.4M
Chris Heasman	2 (131.6 M	)	6 (606.5 M	)	0	738.1M	3	164.4M

*	Total assets in accounts as of March 31, 2012.
#	Includes a feeder fund that invests substantially all of its assets in the registrant.

Potential Conflicts of Interests

The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients’ interests before its own. Lazard advises private investment vehicles, hedge funds, and other managed accounts (each, a “Client”), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard’s duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

(i)	The amount of investable assets available to a particular Client;

(ii)	The liquidity needs of a particular Client;

(iii)	The available capacity of an underlying fund;

(iv)	The investment objectives or strategies of a particular Client;

(v)	The applicable investment restrictions with respect to a particular Client; and

(vi)	The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(a)(3)	Compensation Structure of Management Team Members

Portfolio managers are compensated on the performance of the aggregate group of accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the accounts as well as qualitative aspects that reinforce Lazard’s investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member. The variable bonus for the portfolio managers is based on a percentage of the advisory fees (including performance fees) paid by the accounts they manage, net of certain marketing-related costs.

(a)(4)	Disclosure of Securities Ownership

As of March 31, 2012, the investment managers of the Fund own the following capital interests in the Company.

Investment Manager	Beneficial Ownership
Christian Frei	$100,001-$500,000
Christopher Boyatt	$100,001-$500,000
Chris Heasman	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lazard Alternative Strategies Fund, L.L.C.

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, Chief Executive Officer (principal executive officer)

Date May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, Chief Executive Officer (principal executive officer)

Date May 30, 2012

By (Signature and Title)*	/s/ Jagatnarine Churaman
Jagatnarine Churaman, Chief Financial Officer (principal financial officer)

Date May 30, 2012

*	Print the name and title of each signing officer under his or her signature.